Washington National Insurance Company



            1997 Audited GAAP Consolidated Financial Statements





     Report of Independent Accountants                        1

     Consolidated Balance Sheet                               2

     Consolidated Statement of Operations                     4

     Consolidated Statement of Shareholder's Equity           5

     Consolidated Statement of Cash Flows                     6

     Notes to the Consolidated Financial Statements           7

REPORT OF INDEPENDENT ACCOUNTANTS


     To the Board of Directors
     Washington National Insurance Company


     We   have  audited  the  accompanying  consolidated  balance  sheet  of
     Washington National Insurance Company and subsidiaries (the "Company") as of December 31, 1997, and the related consolidated statements of operations, shareholder's equity and cash flows for the one month
     ended  December  31,  1997.   We have also  audited  the  accompanying
     consolidated statements of operations, shareholder's equity and cash flows of the Company for the eleven months ended November 30, 1997, based on the basis of accounting applicable to periods prior to the adoption of push down accounting upon Conseco, Inc.'s purchase of all common shares of Washington National Corporation, the parent of the Company (see Note 1 of the notes to financial statements regarding the adoption of push down accounting). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated balance sheet of the Company for the year ended
     December   31,  1996,  and  the  related  statements  of   operations,
     shareholder's equity and cash flows of the Company for the years ended December 31, 1996 and December 31, 1995, were audited by other auditors, whose report, dated March 7, 1997 expressed an unqualified opinion on those financial statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Washington National Insurance Company and subsidiaries at December 31, 1997 and the results of their operations and their cash flows for the month ended December 31, 1997 and the eleven months ended November 30, 1997 in conformity with generally accepted accounting principles.

     /c/ Coopers & Lybrand L.L.P.

     Indianapolis, Indiana
     April 27, 1998

	 WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

	                CONSOLIDATED BALANCE SHEET
                        December 31, 1997 and 1996
                           (Dollars in millions)



                                  ASSETS

                                                                                                   1997      1996
                                                                                                   ----      ----
                                                                                                            (prior
                                                                                                             basis)
Investments:
 Actively managed fixed maturities at fair value (amortized cost:
  1997 - $1,874.7; 1996 - $1,899.1)                                                             $1,887.4  $1,931.1
 Mortgage loans                                                                                    174.2     219.9
 Credit-tenant loans                                                                                36.6      37.7
 Policy loans                                                                                       58.3      55.9
 Other invested assets                                                                              17.7      31.6
 Short-term investments                                                                             42.4     102.7
 Cash                                                                                                1.2       3.0
 Assets held in Separate Accounts                                                                   47.2      39.6
                                                                                                --------  --------
   Total investments                                                                             2,265.0   2,421.5

Accrued investment income                                                                           29.4      31.7
Cost of policies purchased                                                                         218.5      31.4
Cost of policies produced                                                                            2.7     211.1
Reinsurance recoverables and prepaid premiums                                                      101.2     109.6
Goodwill (net of accumulated amortization: 1997 - $0.1; 1996 - $7.5)                                36.8      17.7
Other assets                                                                                        35.9      43.6
                                                                                                --------  --------
   Total assets                                                                                 $2,689.5  $2,866.6
                                                                                                --------  --------
                                                                                                --------  --------

			(Continued on next page)
		The accompanying notes are an integral part of the consolidated financial statements.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

                        December 31, 1997 and 1996
                (Dollars in millions, except share amounts)



                   LIABILITIES AND SHAREHOLDER'S EQUITY

                                                                                                   1997      1996
                                                                                                   ----      ----
                                                                                                            (prior
                                                                                                             basis)
Liabilities:
 Insurance liabilities                                                                          $2,170.6  $2,282.5
 Income tax liabilities                                                                              4.5      13.0
 Other liabilities                                                                                 128.9     125.4
 Liabilities related to Separate Accounts                                                           47.2      39.6
                                                                                                --------  --------
      Total liabilities                                                                          2,351.2   2,460.5

Minority interest                                                                                   56.2      58.5


Shareholder's equity:
 Common stock and additional paid-in capital (par value - $5.00 per share; 5,250,000
  shares authorized; 5,007,370 shares issued and outstanding) (See Note 1)                         273.2      68.3
 Unrealized appreciation of securities:
  Fixed maturity securities (net of applicable federal income taxes:
     1997 - $0, 1996 - $7.2)                                                                         6.1      13.5
  Other investments (net of applicable federal income taxes:
     1997 - $0, 1996 - $0.5)                                                                         0.5       0.9
 Retained earnings                                                                                   2.3     264.9
                                                                                                --------  --------
   Total shareholder's equity                                                                      282.1     347.6
                                                                                                --------  --------
  Total liabilities and shareholder's equity                                                    $2,689.5  $2,866.6
                                                                                                --------  --------
                                                                                                --------  --------
                The accompanying notes are an integral part
                of the consolidated financial statements.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

                   CONSOLIDATED STATEMENT OF OPERATIONS
                           (Dollars in millions)




                                                                                   Prior Basis
                                                                     -------------------------------------------
                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
Revenues:
 Insurance policy income                                  $ 14.2         $149.1         $157.6         $145.4
 Net investment income                                      12.0          146.1          165.7          168.7
 Net investment gains (losses)                              (0.1)           4.3            0.6           (1.1)
 Other                                                        -             8.0            4.4            4.3
                                                          ------         ------         ------         ------
   Total revenues                                           26.1          307.5          328.3          317.3
                                                          ------         ------         ------         ------
Benefits and expenses:
 Insurance policy benefits                                  17.3          193.8          214.3          214.2
 Amortization of cost of policies produced and purchased     1.2           24.2           22.7           23.1
 Other operating costs and expenses                          3.1           44.3           42.4           41.2
                                                          ------         ------         ------         ------
   Total benefits and expenses                              21.6          262.3          279.4          278.5
                                                          ------         ------         ------         ------
   Income before income taxes, minority
    interest and discontinued operations                     4.5           45.2           48.9  	 38.8

Income tax expense on continuing
 operations                                                  1.6           16.6           16.8           12.0
                                                          ------         ------         ------         ------
   Income before minority interest and
    discontinued operations                                  2.9           28.6           32.1           26.8

Minority interest                                            0.6            4.6            4.5            3.6
                                                          ------         ------         ------         ------
   Income from continuing operations                         2.3           24.0           27.6           23.2

Income (loss) from discontinued operations                    -             1.8          (26.0)           7.2
                                                          ------         ------         ------         ------
Net income                                                $  2.3         $ 25.8         $  1.6         $ 30.4
                                                          ------         ------         ------         ------
                                                          ------         ------         ------         ------

                The accompanying notes are an integral part of the consolidated financial statements.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

              CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                           (Dollars in millions)


                                                                                   Prior Basis
                                                                     -------------------------------------------
                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----

Common stock and additional paid-in capital:
 Balance, beginning of period                             $ 68.3          $ 68.3        $ 68.3         $ 68.3
  Adjustment of balance pursuant to
   purchase accounting (See Note 1)                        204.9             -              -              -
                                                          ------          ------        ------         ------
 Balance, end of period                                   $273.2          $ 68.3        $ 68.3         $ 68.3
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

Unrealized appreciation (depreciation) of securities:
 Fixed maturity securities:
  Balance, beginning of period                            $ 23.6          $ 13.5        $ 44.6         $(56.8)
   Elimination of prior balance pursuant to acquisition    (23.6)             -             -              -
   Change in unrealized appreciation (depreciation)         10.0            25.7         (63.2)         192.2
   Cost of policies purchased and produced                  (3.9)          (14.5)         21.1          (50.4)
   Deferred tax (expense) benefit                             -             (1.1)         11.0          (40.4)
                                                          ------          ------        ------         ------
  Balance, end of period                                  $  6.1          $ 23.6        $ 13.5         $ 44.6
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------
 Other investments:
  Balance, beginning of period                            $  1.0          $  0.9        $  0.6         $ (0.1)
   Elimination of prior balance pursuant to acquisition     (1.0)             -             -              -
   Change in unrealized appreciation                         0.5             0.1           0.5            1.1
   Deferred tax expense                                        -               -          (0.2)          (0.4)
                                                          ------          ------        ------         ------
  Balance, end of period                                  $  0.5          $  1.0        $  0.9         $  0.6
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

Retained earnings:
 Balance, beginning of period                             $262.7          $264.9        $267.9         $247.6
  Common stock dividends                                   (73.7)          (28.0)         (8.1)          (9.1)
  Adjustment of balance pursuant to
   purchase accounting (See Note 1)                       (189.0)             -              -              -
  Net income                                                 2.3            25.8           1.6           30.4
  Other                                                      -                -            3.5           (1.0)
                                                          ------          ------        ------         ------
 Balance, end of period                                   $  2.3          $262.7        $264.9         $267.9
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------
     Total shareholder's equity                           $282.1          $355.6        $347.6         $381.4
                                                          ------          ------        -----          ------
                                                          ------          ------        -----          ------

                The accompanying notes are an integral part of the consolidated financial statements.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
                   CONSOLIDATED STATEMENT OF CASH FLOWS
                           (Dollars in millions)





                                                                                   Prior Basis
                                                                     -------------------------------------------
                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
Cash flows from operating activities:
 Net income                                               $  2.3          $ 25.8        $  1.6         $ 30.4
 Adjustments to reconcile net income to net
  cash (used) provided by operating activities:
   Change in policy liabilities                             (9.2)          (13.6)         63.2           52.0
   Change in reinsurance receivable                          8.8            (0.4)        (45.9)           4.0
   Loss (income) from discontinued operations, net of tax     -             (1.8)         25.1             -
   Cost of policies purchased and produced                  (1.5)           (7.3)        (12.6)         (10.7)
   Other, net                                              (17.5)            9.4         (14.6)          13.3
                                                          ------          ------        ------         ------
 Net cash (used) provided by operating activities          (17.1)           12.1          16.8           89.0
                                                          ------          ------        ------         ------
Cash flows from investing activities:
 Sales of investments                                       26.8            64.0         240.3          315.4
 Maturities and redemptions                                  2.0           205.5         142.4          162.5
 Purchases of investments                                     -           (139.1)       (238.9)        (513.6)
 Change in policy loans                                     (0.4)           (2.1)          0.5           (1.9)
 Net payments on sale of discontinued operations              -            (24.0)        (11.7)            -
 Purchases of property and equipment                          -             (0.1)         (0.6)          (0.8)
 Net change in short-term investments                       68.3            (8.0)        (54.8)           3.7
                                                          ------          ------        ------         ------
 Net cash provided (used) by investing activities           96.7            96.2          77.2          (34.7)
                                                          ------          ------        ------         ------
Cash flows from financing activities:
 Policyholder account deposits                              12.7           134.6         149.9          150.5
 Policyholder account withdrawals                          (18.8)         (215.8)       (234.0)        (194.0)
 Dividends paid                                            (73.7)          (28.0)        (11.2)          (9.0)
 Repayment of mortgage payable                                -             (0.7)         (0.6)          (0.6)
                                                          ------          ------        ------         ------
 Net cash used by financing activities                     (79.8)         (109.9)        (95.9)         (53.1)
                                                          ------          ------        ------         ------

 Net (decrease) increase in cash                            (0.2)           (1.6)         (1.9)           1.2


 Cash, beginning of period                                   1.4             3.0           4.9            3.7
                                                          ------          ------        ------         ------

 Cash, end of period                                      $  1.2          $  1.4        $  3.0         $  4.9
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

                The accompanying notes are an integral part of the consolidated financial statements.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     1.  SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

      Washington National Insurance Company ("WNIC" or the "Company") is a wholly owned subsidiary of Washington National Corporation ("WNC").
Effective December 5, 1997, WNC became a wholly owned subsidiary of Conseco, Inc. ("Conseco"). Conseco is a financial services holding company engaged primarily in the development, marketing and administration of annuity, supplemental health and individual life products.

      The Company and its indirectly owned insurance subsidiary, United Presidential Life Insurance Company ("UPI") are engaged primarily in marketing and underwriting life insurance and annuity products for individuals and specialty health insurance for educators. The markets for the life insurance and annuity products include individuals and small businesses seeking universal life insurance and other interest-sensitive life insurance and annuity products. The market for the specialty health insurance products for educators consists primarily of school district employees.

      The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts and operations of the Company. Significant intercompany transactions have been eliminated. Certain amounts applicable to prior years' financial statements have been reclassified to conform to the 1997 presentation. Revenue and expense amounts related to the Company's health business sold in 1996 have been reclassified to discontinued operations (See Note 12). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

      The Company owns a 71.3% interest in United Presidential Corporation ("UPC"), the parent company of UPI, a life insurance company domiciled in Indiana. The remaining 28.7% is owned by WNC. The operations of UPC are consolidated in the accompanying financial statements, with WNC's ownership of UPC represented by a minority interest.

      On December 5, 1997, Conseco, an Indiana company completed the acquisition of WNC. All former WNC shareholders received $33.25 in cash per common share. The acquisition was accounted for using the push-down purchase method of accounting with an effective date of December 1, 1997. Under this method, the total cost to acquire the Company was allocated to the assets and liabilities based on their fair value, with the excess of the total purchase cost over the fair value of the net assets acquired recorded as goodwill.

      The consolidated balance sheet as of December 31, 1997, and the consolidated statement of operations, shareholder's equity and cash flows for the one month ended December 31, 1997, are reported under the push-down purchase method of accounting. The consolidated balance sheet as of December 31, 1996, and the consolidated statements of operations, shareholder's equity and cash flows for the eleven months ended November 30, 1997, the year ended December 31, 1996 and the year ended December 31, 1995, are the historical financial data of the Company ("prior basis").

     Investments

      Fixed maturity investments are securities that mature more than one year after they are issued and include bonds, mortgage-backed securities and preferred stocks with mandatory redemption features and are classified as follows:

    Actively managed - fixed maturity securities that may be sold prior  to maturity due to changes that might occur in market rates, issuer credit quality or the Company's liquidity requirements. Actively managed fixed maturity securities are carried at fair value and the unrealized appreciation or depreciation is recorded net of tax and related adjustments described below as a component of shareholder's equity.

    Trading  account  -  fixed  maturity securities  are  bought  and  held principally for the purpose of selling them in the near term. Trading account securities are carried at estimated fair value. Unrealized appreciation and depreciation are included in net investment gains and losses. The Company did not hold any trading account securities at December 31, 1997 or 1996.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     Held to maturity - (all other fixed maturity securities) are those securities which the Company has the ability and positive intent to hold to maturity, and are carried at amortized cost. The Company may dispose of these securities if the credit quality of the issuer
     deteriorates,  if  regulatory  requirements  change  or  under   other
     unforeseen circumstances.  The Company did not hold any securities  in
     this  classification  at December 31, 1997  or  1996.   In  1995,  the
     Company transferred its $84.1 million of "held to maturity" fixed maturities to "actively managed" fixed maturities resulting in a $5.3 million increase to unrealized appreciation of investments.

      Anticipated returns, including investment gains and losses, from the investment of policyholder balances are considered in determining the amortization of the cost of policies purchased and the cost of policies produced. When actively managed fixed maturity securities are stated at fair value, an adjustment to the cost of policies purchased and the cost of policies produced may be necessary if a change in amortization would have been recorded if such securities had been sold at their fair value and the proceeds reinvested at current yields. Furthermore, if future yields expected to be earned on such securities decline, it may be necessary to increase certain insurance liabilities. Adjustments to such liabilities are required when their balances, in addition to future net cash flows (including investment income), are insufficient to cover future benefits and expenses.

      Unrealized appreciation and depreciation on investments and the related adjustments described above have no effect on earnings. The Company records them, net of tax, as a component of shareholder's equity. The following table summarizes the effect of these adjustments on the related balance sheet accounts as of December 31, 1997:

                                                                    Effect of fair value
                                                                       adjustment to
                                                       Balance        actively managed     Reported
                                                 before adjustment    fixed maturities      amount
                                                 -----------------    ----------------      ------
                                                                    (Dollars in millions)
     Actively managed fixed maturities securities     $1,874.7            $  12.7           $1,887.4
     Cost of policies purchased                          224.0               (5.5)             218.5
     Cost of policies produced                             2.7                 -                 2.7
     Income tax liability                                  4.5                 -                 4.5
     Minority interest                                    57.3               (1.1)              56.2
     Unrealized appreciation of actively
       managed fixed maturity securities                   -                  6.1                6.1

      Mortgage loans are carried at the unpaid principal balance, net of allowance for losses. The allowance is based on estimated uncollectible amounts considering past credit loss experience and current economic conditions and is subject to fluctuation based on actual experience. Loans for which the Company determines that it is probable that all amounts due under the contractual terms will not be collected, are deemed to be impaired and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

      Credit-tenant loans are loans for commercial properties. When these loans are made: (i) the lease of the principal tenant is assigned to the Company; (ii) the lease must produce adequate cash flow to fund substantially all the requirements of the loan; and (iii) the principal tenant or the guarantor of such tenant's obligations must have an investment-grade credit rating when the loan is made. The loans also must be secured by the value of the related property. Underwriting guidelines take into account such factors as: (i) the lease term of the property; (ii) the borrower's management ability, including business experience, property management capabilities and financial soundness; and (iii) such economic, demographic or other factors that may affect the income generated by the property, or its value. Credit-tenant loans are carried at amortized cost.

      Policy loans to policyholders are carried at the unpaid principal balance.

      Short-term investments include commercial paper, variable demand notes, and money market funds with maturities less than one year and are carried at amortized cost.

      Other invested assets principally consist of real estate investments, investments in equity securities, joint ventures, and venture capital investments. Real estate investments are considered actively managed and carried at the lower of amortized cost or fair value less estimated costs to sell. Investments in equity securities are reported at fair value. Joint ventures and venture capital investments are accounted for under the equity method.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements


      Net investment income consists primarily of interest and dividends less expenses. Interest on actively managed fixed maturities and performing mortgage loans, adjusted for any amortization of discount or premium, is recorded as income when earned and includes adjustments resulting from prepayments or expected changes in prepayments on mortgage-backed securities. Income on impaired loans and real estate is recorded principally on a cash basis. Income on investments accounted for under the equity method is recognized as it becomes earned. Investment expenses are accrued as incurred.

     The specific identification method is used to account for the disposition of investments. The differences between sale proceeds and amortized cost are reported as investment gains and losses, or as adjustments to investment income if the proceeds are prepayments by issuers prior to maturity.

       The  Company  manages  its  investments  to  limit  credit  risk  by diversifying its portfolio among various security types and industry sectors. The Company regularly evaluates investment securities, credit-tenant loans and mortgage loans based on current economic conditions, past credit experience and other circumstances of the investee. A decline in a security's net realizable value that is other than temporary is treated as an investment loss and the cost basis of the security is reduced to its estimated fair value. Impaired loans are revalued at the present value of expected cash flows discounted at the loan's effective interest rate when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the agreement.

     Cost of Policies Purchased

      The cost of policies purchased represents the portion of the cost to acquire the Company that is attributable to the right to receive future cash flows from insurance contracts existing at the date of the acquisition. The value of cost of policies purchased is the actuarially determined present value of the projected future cash flows from the insurance contracts existing at the acquisition date.

     The method used by the Company to value the cost of policies purchased is consistent with the valuation methods used most commonly to value blocks of insurance business, which is also consistent with the basic methodology generally used to value assets. The method used by the Company is summarized as follows:

   -   Identify the expected future cash flows from the blocks of business.

   - Identify the risks inherent in realizing those cash flows (i.e., the probability that the cash flows will be realized).

   - Identify the rate of return that the Company believes it must earn in order to accept the risks inherent in realizing the cash flows, based on consideration of the factors summarized below.

   - Determine the value of the policies purchased by discounting the expected future cash flows by the discount rate the Company requires.

     Expected future cash flows used in determining such value are based on actuarially determined projections of future premium collections, mortality, surrenders, operating expenses, changes in insurance liabilities, investment yields on the assets held to back the policy liabilities and other factors. The projections take into account all factors known or expected at the valuation date based on the collective judgment of the management of the Company. Actual experience on purchased business may vary from projections due to differences in renewal premiums collected, investment spread, investment gains or losses, mortality and morbidity costs and other factors.

     The discount rates used to determine the value of the cost of policies purchased is the rate of return to invest in the business being acquired. The following factors have been considered in determining this rate:

   - The magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows as described in the preceding paragraphs.

   -   The cost of capital to fund the acquisition.

   - The perceived likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws.

   - The compatibility with other company activities that may favorably affect future cash flows.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

   -   The complexity of the acquired business.

   - Recent purchase prices (i.e., discount rates used in determining valuations) on similar blocks of business.

      After the cost of purchased policies is determined using the methods described above, the amount is amortized based on the incidence of the expected cash flows and the interest rate credited to the underlying products.

      To the extent that past or future experience on purchased business varies from projections due to differences in renewal premiums collected, investment spread, investment gains or losses, mortality and morbidity costs and other factors, it may be necessary to adjust the amortization of the cost of policies purchased. For example, sales of fixed maturity investments that result in a gain (or loss), but also reduce (or increase) the future investment spread because the sale proceeds are reinvested at a lower (or higher) earnings rate, may cause amortization to increase (or decrease) reflecting the change in the incidence of cash flows. For universal life-type contracts and investment-type contracts, the accumulated amortization is adjusted whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between cumulative amortization and the present value (discounted at the rate of interest that accrues to the policies) of expected gross profits. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.

      Recoverability of the cost of policies purchased is evaluated regularly by comparing the current estimate of expected future cash flows (discounted at the rate of interest earned on invested assets) to the unamortized asset balance by line of insurance business. If such current estimate indicates that the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business purchased, will not be sufficient to recover the cost of policies purchased, the difference would be charged to expense.

     Cost of Policies Produced

     Costs of producing new business (primarily commissions, bonus interest and certain costs of policy issuance and underwriting, net of fees charged to the policy in excess of ultimate fees charged), which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future profits. Such costs are amortized with interest as follows:

   - For universal life-type contracts and investment-type contracts, in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy.

   - For immediate annuities with mortality risks, in relation to the present value of benefits to be paid.

   - For traditional life insurance products, in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities.

      Recoverability of the unamortized balance of the cost of policies produced is evaluated regularly. Cumulative and future amortization of the cost of policies produced is adjusted, when there is a material change in estimated gross profits expected over the life of a block of business, consistent with the methods described above for the cost of policies purchased.

     Goodwill

      The excess of the cost of acquiring the Company's net assets over their estimated fair value is recorded as goodwill and is being amortized on the straight-line basis over a forty year period. The Company periodically assesses the recoverability of goodwill through projections of future earnings of the related subsidiaries. Such assessment is made based on whether goodwill is fully recoverable from projected undiscounted net cash flows from earnings over the remaining amortization period. If future evaluations of goodwill indicate a material change in the factors supporting recoverability over the remaining amortization period, all or a portion of goodwill may need to be written off or the amortization period shortened.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     Depreciation

     Depreciation for real estate investments and property and equipment is based on the estimated useful life of the asset primarily using the straight-line method. Information on depreciation related to continuing operations is as follows:

                                                         December 31,
                                                    ---------------------
                                                        1997      1996
                                                        ----      ----
                                                    (Dollars in millions)
     Accumulated depreciation:
       Real estate investments                       $    -      $13.2
       Property and equipment                            0.1       4.4

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                        (Dollars in millions)
     Depreciation expense:
       Real estate investments                            $   -           $  0.5        $  0.9        $  1.3
       Property and equipment                                0.1             0.7           0.8           1.1


      Insurance Liabilities, Recognition of Insurance Policy Income and Related Benefits and Expenses

       Reserves for universal life-type and investment-type contracts (principally deferred annuities) are based on the contract account balance if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future benefit payments when such payments are guaranteed. Additions to insurance liabilities are made if future cash flows including investment income are insufficient to cover future benefits and expenses.

      For investment contracts without mortality risk (such as deferred annuities and immediate annuities with benefits paid for a period certain) and for contracts that permit the Company or the insured to make changes in the contract terms (such as universal life), premium deposits and benefit payments are recorded as increases or decreases in a liability account rather than as revenue and expense. Amounts charged against the liability account for the cost of insurance, policy administration fees, surrender penalties and amortization of policy initiation fees are recorded as revenues. Interest credited to the liability account and benefit payments made in excess of the contract liability account balance are charged to expense.

      Reserves for traditional life insurance policy benefits are generally calculated using the net level premium method and assumptions made at the time the contract is issued (or in the case of policies acquired by purchase, at purchase date) as to investment yields, mortality, withdrawals and other assumptions based on projections of past experience modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation. Policy benefit claims are charged to expense in the period that claims are incurred.

     For traditional insurance contracts, premiums are recognized as income when due or, for short duration contracts, over the period to which the premiums relate. Benefits and expenses are recognized as a level percentage of earned premiums. Such recognition is accomplished through the provision for future policy benefits and the amortization of the cost of policies produced. Participating business is immaterial and dividends related to such business are included as part of the policy reserves.

      For investment contracts with mortality risk, but with premiums paid for only a limited period (such as single-premium immediate annuities with benefits paid for the life of the annuitant), the accounting treatment is similar to traditional contracts. However, the excess of the gross premium over the net premium is deferred and recognized in relation to the present value of expected future benefit payments (when accounting for annuity contracts) or in relation to insurance in force (when accounting for life insurance contracts).

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

      Liabilities for incurred claims are determined using historical experience and published tables for disabled lives and represent an estimate of the present value of the remaining ultimate net cost of all reported and unreported claims. Management believes these estimates are adequate. Such estimates are reviewed continually and any adjustments are reflected in current operations.

      Accident and health insurance reserves are comprised of unearned premium reserves computed on a pro rata basis, return of premium reserves and the present value of amounts not yet due on long-term disability policies computed on the same basis as life insurance.

     Reinsurance

      In the normal course of business, the Company minimizes its exposure to loss by reinsuring a portion of its life insurance, annuity, and health insurance risks with other insurance companies. The Company's policy on claim exposure for life insurance and annuity products is to retain a maximum of $300,000 of life insurance exposure on any one individual. The Company retains 100% of all long-term disability and a maximum of 50% of all long-term care claims.

     For continuing operations, the Company cedes reinsurance to entities with A.M. Best ratings of "A-" or better or to entities required to maintain assets in an independent trust fund whose fair value is sufficient to discharge the obligations of the reinsurer. Reinsurance contracts do not discharge the Company from its obligations to the policyholders.

     For the Company's discontinued operations, paid-claim exposure for group insurance products is limited to $750,000 per claim for major medical coverage and $250,000 per claim for individual stop-loss in any one calendar year. WNIC's reinsurance for individual health insurance claims was designed to protect the Company from an excessive amount of claims over $250,000 on an individual basis.

     Separate Account

     Separate Account assets and liabilities are principally carried at fair value and represent funds that are separately administered for annuity contracts for which the contract holders bear the investment risk. The assets are legally segregated from the Company's assets and are not subject to any claims that arise from any other business of the Company. Investment income and investment gains and losses accrue directly to the contract holders and are excluded from the accompanying consolidated statement of operations.

     Income Taxes

      Income tax expense includes deferred income taxes arising from temporary differences between the financial statement and income tax reporting basis of assets and liabilities. Deferred income tax expense or benefit is based on the changes in the deferred income tax asset or liability from period to period. Additionally, the effect of a tax rate change on accumulated deferred income taxes is reflected in income in the period in which the change is enacted.

     In assessing the realization of deferred income tax assets, management considers whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. If future taxable income does not occur as expected, deferred income tax assets may need to be written off.

     Minority Interest

      A charge is made against consolidated income representing WNC's share of earnings of UPC attributable to its minority interest. Shareholder's equity attributable to the minority interest is shown separately on the consolidated balance sheet.

     Business Segments

      The  Company  has  three business segments: life  insurance,  annuity products, and other. The markets for the life insurance and annuity products include individuals and small businesses seeking universal life insurance and other interest-sensitive life insurance and annuity products. The other segment includes the specialty health insurance products for educators as well as operations that do not specifically support the life insurance or annuity product segments. The market for the specialty health insurance products for educators consists primarily of school district employees.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     Fair Value of Financial Instruments

      Due to the merger with Conseco, the 1997 estimated fair values of financial instruments approximate the carrying values. Prior to the merger, the following methods and assumptions were used by the Company in determining the estimated fair values of financial instruments:

     Actively managed fixed maturities: - Fair values are based on publicly quoted market prices at the close of trading on the last business day of the year. In cases where publicly quoted market prices are not available, fair values are based on estimates using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

     Mortgage loans and credit-tenant loans: - Fair values are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. A pricing cap is put on mortgage loans that carry
     significant   above-market  interest  rate  yields  to   reflect   the
     prepayment risk.

     Policy loans: - Fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with similar maturities.

     Cash and short-term investments: - The carrying amount reported in the consolidated balance sheet for these instruments approximates their estimated fair value.

     Accrued   investment  income:  -  The  fair  value  of  these   assets
     approximates carrying value.

     Investment-type insurance contracts: - Fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with similar maturities.

     Mortgage payable: - Fair values are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. A pricing cap is put on mortgage loans that carry significant above-market interest rate yields to reflect the prepayment risk.

The estimated fair values of the Company's financial instruments are as follows:

                                                   1997                1996
                                            -----------------    ----------------
                                            Carrying     Fair   Carrying    Fair
                                             amount     value    amount     value
                                             ------     -----    ------     -----
                                                    (Dollars in millions)
  Financial assets:
     Actively managed fixed maturities     $1,887.4  $1,887.4  $1,931.1  $1,931.1
     Mortgage loans                           174.2     174.2     219.9     234.0
     Credit-tenant loans                       36.6      36.6      37.7      38.0
     Policy loans                              58.3      58.3      55.9      54.3
     Cash and short-term investments           43.6      43.6     105.7     105.7
     Accrued investment income                 29.4      29.4      31.7      31.7

  Financial liabilities:
     Investment-type insurance contracts   $1,003.9  $1,003.9  $1,070.6  $1,043.7
     Mortgage payable                           -         -         0.7       0.8

     Recently issued accounting standards

     Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" ("SFAS 125"), was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. SFAS 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have any effect on the Company's financial position or results of operations. The adoption of provisions effective in 1998 are not expected to have a material effect on the Company's financial position or results of operations.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), was issued in June 1997 and establishes standards for reporting and display of comprehensive income. SFAS 130 will have no effect on the Company's financial position or results of operations. SFAS 130 is effective for the December 31, 1998 financial statements.

     Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), establishes new standards for reporting about operating segments and products and services, geographic areas and major customers. Under SFAS 131, segments are to be defined consistent with the basis that management uses internally to assess performance and allocate resources. Implementing SFAS 131 will have no impact on the consolidated amounts reported and the Company does not expect any significant changes to our segment disclosures. SFAS 131 is effective for the December 31, 1998 financial statements.

     Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" ("SFAS 132"), was issued in February 1998 and revises current disclosure requirements for employers' pensions and other retiree benefits. SFAS 132 will have no effect on the Company's financial position or results of operations. SFAS 132 is effective for the December 31, 1998 financial statements.

     Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"), was issued by the American Institute of Certified Public Accountants in December 1997. It provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. SOP 97-3 is effective for 1999 financial statements, with early adoption permitted. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     2.  INVESTMENTS

     At December 31, 1997, the amortized cost and estimated fair value of actively managed fixed maturity investments were as follows:

                                                                    Gross       Gross      Estimated
                                                      Amortized   unrealized  unrealized      fair
                                                         cost        gains      losses       value
                                                         ----        -----      ------       -----
                                                                    (Dollars in millions)

     United States Treasury securities               $   47.8     $    0.2     $  -       $   48.0
     Obligations of states and political subdivisions    89.9          0.3        0.1         90.1
     Public utility securities                          165.6          1.8        0.2        167.2
     Industrial and miscellaneous securities            949.0          8.2        0.2        957.0
     Mortgage-backed securities                         597.6          2.5        0.2        599.9
     Other securities                                    24.8          0.4        -           25.2
                                                     --------     --------     ------     --------
                                                     $1,874.7     $   13.4     $  0.7     $1,887.4
                                                     --------     --------     ------     --------
                                                     --------     --------     ------     --------

     At December 31, 1996, the amortized cost and estimated fair value of actively managed fixed maturity investments were as follows:

                                                                    Gross       Gross      Estimated
                                                      Amortized   unrealized  unrealized      fair
                                                         cost        gains      losses       value
                                                         ----        -----      ------       -----
                                                                    (Dollars in millions)
     United States Treasury securities               $   70.1     $    1.6     $  0.5     $   71.2
     Obligations of states and political subdivisions    79.0          2.4        0.3         81.1
     Public utility securities                          150.0          2.5        2.4        150.1
     Industrial and miscellaneous securities          1,000.2         34.0        9.1      1,025.1
     Mortgage-backed securities                         575.9          9.4        6.9        578.4
     Other securities                                    23.9          1.4        0.1         25.2
                                                     --------     --------     ------    ---------
                                                     $1,899.1     $   51.3     $ 19.3     $1,931.1
                                                     --------     --------     ------    ---------
                                                     --------     --------     ------    ---------

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 1997, based upon the pricing source used to determine the estimated fair value:

                                                                                    Estimated
                                                                    Amortized          fair
                                                                       cost            value
                                                                       ----            -----
                                                                        (Dollars in millions)
     Nationally recognized pricing services                          $1,733.1         $1,745.4
     Broker-dealer market makers                                         33.4             33.8
     Internally developed methods (calculated based on a weighted
       current market yield of 7 percent)                               108.2            108.2
                                                                     --------         --------
          Total actively managed fixed maturities                    $1,874.7         $1,887.4
                                                                     --------         --------
                                                                     --------         --------

     The following table sets forth actively managed fixed maturity investments at December 31, 1997, classified by rating categories. The category assigned is the highest rating by a nationally recognized statistical rating organization or, as to $58.3 million fair value of fixed maturities not rated by such firms, the rating assigned by the National Association of Insurance Commissioners ("NAIC"). For the purposes of this table, NAIC Class 1 is included in the "A" rating; Class 2, "BBB-"; and Class 3, "BB-"; and Classes 4-6, "B+ and below".

                                                  Percent of
                                               actively managed       Percent of
     Investment rating                         fixed maturities   total investments
     -----------------                         ----------------   -----------------
       AAA                                           40.4%               33.6%
       AA                                            10.9                 9.0
       A                                             31.9                26.6
       BBB+                                           4.8                 4.0
       BBB                                            6.1                 5.1
       BBB-                                           3.8                 3.2
                                                   ------              ------
          Investment grade                           97.9                81.5
                                                   ------              ------
       BB+                                            0.8                 0.6
       BB                                              -                   -
       BB-                                            0.9                 0.7
       B+ and below                                   0.4                 0.3
                                                   ------              ------
          Below investment grade                      2.1                 1.6
                                                   ------              ------
          Total actively managed fixed maturities   100.0%               83.1%
                                                   ------              ------
                                                   ------              ------

     At December 31, 1997, the Company's below investment grade industrial and miscellaneous actively managed fixed maturities had an amortized cost and an estimated fair value of $39.2 million. Investment income forgone due to defaulted securities was $0, $0.1 million, $0.6 million, and $0.6 million for the one month ended December 31,1997, the eleven months ended November 30, 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturity securities at December 31, 1997, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because most mortgage-backed securities provide for periodic payments throughout their lives.

                                                                        Estimated
                                                     Amortized            fair
                                                        cost              value
                                                        ----              -----
                                                         (Dollars in millions)
     Due in one year or less                         $   40.2          $   40.2
     Due after one year through five years              257.4             258.3
     Due after five years through ten years             369.3             371.7
     Due after ten years                                610.2             617.3
                                                     --------          --------
          Subtotal                                    1,277.1           1,287.5
     Mortgage-backed securities                         597.6             599.9
                                                     --------          --------
            Total actively managed fixed maturities  $1,874.7          $1,887.4
                                                     --------          --------
                                                     --------          --------

     Net investment income consisted of the following:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                        (Dollars in millions)
     Actively managed fixed maturities                    $ 10.7          $124.4        $139.0         $139.0
     Mortgage loans                                          1.5            19.4          25.7           28.0
     Policy loans                                            0.4             3.4           3.8            3.6
     Short-term investments                                  0.1             4.5           2.7            2.9
     Other                                                  (0.1)            2.4           5.1            7.1
                                                          ------          ------        ------         ------
       Gross investment income                              12.6           154.1         176.3          180.6
     Less investment expenses                                0.6             8.0          10.6           11.9
                                                          ------          ------        ------         ------
       Net investment income                              $ 12.0          $146.1        $165.7         $168.7
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

     Proceeds from sales of actively managed fixed maturity investments were $22.1 million, $45.8 million, $209.2 million, $308.7 million for the one month ended December 31, 1997, the eleven months ended November 30,
1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively. During 1995, the Company sold one "held to maturity " fixed maturity with an amortized cost of $2.0 million. The sale was made as a result of significant deterioration of the bond issuer's creditworthiness.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements


     Net investment gains (losses) included in revenues were as follows:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                        (Dollars in millions)
     Actively managed fixed maturities:
      Gross gains                                         $  -            $  5.9        $  4.0         $  7.2
      Gross losses                                           -              (1.0)         (3.5)          (7.7)
                                                          ------           -----        ------         ------
       Net investment gains (losses) from
         actively managed fixed maturities                   -               4.9           0.5           (0.5)
     Mortgage loans                                          -              (0.1)          0.1            -
     Equity securities                                       -               0.4           0.4           (0.2)
     Other                                                  (0.1)           (0.9)         (0.4)          (0.4)
                                                          ------          ------        ------         ------
       Net investment gains (losses)                      $ (0.1)         $  4.3        $  0.6         $ (1.1)
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

     The   net   unrealized   appreciation   (depreciation)   included   in
     shareholder's equity was as follows:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                         (Dollars in millions)

     Gross unrealized appreciation                        $ 13.9          $ 70.4        $ 53.7         $112.8
     Gross unrealized depreciation                          (0.7)           (3.9)        (20.0)          (4.3)
                                                          ------          ------        ------         ------
       Net unrealized appreciation                          13.2            66.5          33.7          108.5
     Cost of policies purchased and produced                (5.5)          (28.4)         (8.1)         (37.8)
     Deferred income taxes                                     -           (10.2)         (9.0)         (21.0)
     Minority interest                                      (1.1)           (3.3)         (2.2)          (4.5)
                                                          ------          ------        ------         ------
        Net unrealized appreciation of investments        $  6.6          $ 24.6        $ 14.4         $ 45.2
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

     The change in gross unrealized appreciation (depreciation) for actively managed fixed maturity investments was $12.7 million, $32.9 million, $(75.4) million, and $226.9 million for the one month ended December 31, 1997, the eleven months ended November 30, 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively.

     The following table sets forth the par value, amortized cost and estimated fair value of mortgage-backed securities including CMOs at
December   31,  1997,  summarized  by  interest  rates  on  the  underlying collateral:

                                                                                 Estimated
                                              Par              Amortized           fair
                                             value                cost             value
                                             -----                ----             -----
                                                          (Dollars in millions)
     Below 7 percent                      $  167.0             $  163.3         $  164.4
     7 percent - 8 percent                   208.6                210.5            211.1
     8 percent - 9 percent                   133.0                136.8            137.1
     9 percent and above                      82.8                 87.0             87.3
                                          --------             --------         --------
       Total mortgage-backed securities   $  591.4             $  597.6         $  599.9
                                          --------             --------         --------
                                          --------             --------         --------

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     The amortized cost and estimated fair value of mortgage-backed securities including CMOs at December 31, 1997, summarized by type of security was as follows:

                                                                                  Estimated fair value
                                                                                 ------------------------
                                                                                                  % of
                                                                     Amortized                   fixed
                                                                        cost        Amount    maturities
                                                                        ----        ------    ----------
                                                                      (Dollars in millions)
     Pass-throughs and sequential and targeted amortization classes   $  510.8     $  512.8      27.3%
     Support classes                                                      14.0         14.1       0.7
     Accrual (Z tranche) bonds                                             3.7          3.7       0.2
     Planned amortization classes and accretion directed bonds            60.3         60.5       3.2
     Subordinated classes                                                  8.8          8.8       0.5
                                                                      --------     --------      ----
                                                                      $  597.6     $  599.9      31.9%
                                                                      --------     --------      ----
                                                                      --------     --------      ----

     At December 31, 1997, approximately 73 percent of the estimated fair value of the Company's mortgage-backed securities was determined by nationally recognized pricing services, 8 percent was determined by broker-dealer market makers and 19 percent was determined by internally developed methods.

     The Company's mortgage loans and credit-tenant loans are primarily commercial loans, including retail, office, industrial, medical, multi-family residential and other properties. Approximately 17 percent, 13 percent, 13 percent, 13 percent, 8 percent, and 6 percent of the mortgage loan balance was on properties located in California, Illinois, Florida, Indiana, Texas, and Virginia, respectively. No other state comprised greater than 5 percent of the mortgage loan and credit-tenant loan balance. Less than 4 percent of the mortgage loan and credit-tenant loan balance was noncurrent at December 31, 1997. The Company had a loan loss reserve of $7.0 million at December 31, 1997.

     Information on mortgage loan and credit-tenant loan impairment was as follows:

                                                                          Year ended December 31,
                                                                        ---------------------------
                                                                         1997      1996      1995
                                                                         ----      ----      ----
                                                                            (Dollars in millions)
     Non-impaired loans (net of allowance: 1997 - $7.0; 1996 - $6.7
       1995 - $7.2)                                                     $ 203.9   $ 248.2   $ 306.8
     Impaired loans                                                         6.9       9.4      10.4
                                                                        -------   -------   -------
       Total mortgage loans and credit tenant loans                     $ 210.8   $ 257.6   $ 317.2
                                                                        -------   -------   -------
                                                                        -------   -------   -------

     Average investment in impaired loans                               $   7.7   $   9.6   $   5.8
     Income recognized on impaired loans                                    0.3       0.6       0.7
     Income received on impaired loans                                      0.3       0.5       0.7

     Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $5.7 million at December 31, 1997.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     3.  INSURANCE LIABILITIES

     Information on insurance liabilities was as follows:

                                                                       Interest            December 31,
                                             Withdrawal   Mortality      Rate         ----------------------
                                             assumption   assumption   assumption        1997       1996
                                             ----------   ----------   ----------        ----       ----
     Future policy benefits:
       Investment contracts                     N/A          N/A          (b)          $1,003.9   $1,070.6
       Limited-payment contracts                None         (a)           6%             109.4      122.8
       Traditional life insurance contracts    Company
                                              experience     (a)           6%              58.2       66.3
       Universal  life-type contracts           N/A          N/A          (b)             735.7      707.4
       Individual accident and health          Company     Company
                                              experience  experience      N/A              22.6       41.2
       Group life and health                    N/A          N/A          N/A               8.8        9.6
       Other                                    N/A          N/A          N/A             232.0      264.6
                                                                                       --------   --------
          Total insurance liabilities                                                  $2,170.6   $2,282.5
                                                                                       --------   --------
                                                                                       --------   --------

-------------------
     (a)Principally modifications of the 1965-70 Basic Tables.
     (b)This balance represents account balances because future benefits are not guaranteed.

     4.  REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to its policyholders. The Company remains contingently liable to its policyholders for the portion reinsured to the extent that the reinsuring companies do not meet their obligations assumed under the reinsurance agreements. Ceded reinsurance premiums deducted from premiums and policy charges were $8.9 million, $37.7 million, $49.1 million, $53.4 million for the one month ended December 31, 1997, the eleven months ended November 30 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively. Reinsurance benefits ceded were $3.6 million, $18.7 million, $19.8 million, $19.6 million for the one month ended December 31, 1997, the eleven months ended November 30, 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively.

     At December 31, 1997, approximately 58% of WNIC's total reinsurance recoverables related to the Company's sale of the health business to Pioneer Life Insurance Company, an indirectly owned subsidiary of Conseco. In addition, 21% of WNIC's total reinsurance was due from Combined
Insurance  Company  of  America  and 8% was due from  UNUM  Life  Insurance
Company..

     Yearly renewable term reinsurance is used at UPI to maintain statutory profitability and other statutory financial requirements while sustaining growth. The cumulative contribution to statutory basis capital and surplus from this reinsurance was $6.1 million and $8.0 million for the year ended December 31, 1997 and the year ended December 31, 1996, respectively. These transactions do not materially impact the Company's GAAP financial statements.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     5.  INCOME TAXES

     Deferred income tax assets and liabilities were comprised of the following:

                                                                                December 31,
                                                                           ----------------------
                                                                              1997        1996
                                                                              ----        ----
                                                                            (Dollars in millions)
  Deferred income tax liabilities:
     Cost of policies purchased and produced                                  $ 70.3      $ 76.6
     Unrealized appreciation of investments (net of loss carryforward of:
       1997 - $2.7, 1996 - $0)                                                  24.2        11.3
     Accrued bond discount                                                       1.5         1.8
     Joint ventures and venture capital investments                              2.3         1.8
     Other                                                                       1.2         0.8
                                                                              ------      ------
          Total deferred income tax liabilities                                 99.5        92.3
  Deferred income tax assets:
     Policy liability adjustments                                               57.1        57.5
     Nonrecurring expenses related to acquisition                                8.2          -
     Liabilities for employee benefits                                          12.6        12.7
     Investment losses                                                           3.4         8.3
     Net liabilities related to discontinued business                            4.4         4.9
     Other                                                                       3.9         4.3
                                                                              ------      ------
          Total deferred income tax assets                                      89.6        87.7
  Valuation allowance                                                           (2.9)       (7.8)
                                                                              ------      ------
          Deferred income tax assets, net of valuation allowance                86.7        79.9
                                                                              ------      ------
          Net deferred income tax liabilities                                   12.8        12.4

          Current income tax liability (recoverable)                            (8.3)        0.6
                                                                              ------      ------
          Income tax liabilities                                              $  4.5      $ 13.0
                                                                              ------      ------
                                                                              ------      ------

     Other than capital gain or loss items, the nature of WNIC's deferred income tax assets and liabilities is such that the general reversal pattern for these temporary differences is expected to result in a full realization of WNIC's deferred income tax assets.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     Federal income tax expense differed from that computed at the applicable federal statutory income tax rate (35 percent for all periods) for the following reasons:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                         (Dollars in millions)
   Income tax at statutory rate applied to income from
    continuing operations before income tax               $  1.6          $ 15.8        $ 15.5         $ 12.3
   Tax expense not recognized on certain GAAP-basis
    capital losses                                           -              (2.3)         (0.9)          (1.5)
   Investment income not taxed                               -              (0.3)         (0.3)          (0.3)
   Merger related expenses                                   -               2.3           0.6             -
   Amortization of purchase accounting adjustments           -               0.2           0.2            0.2
   Items related to IRS settlements                          -              (0.9)           -              -
   Other                                                     -               1.8           1.7            1.3
                                                          ------          ------        ------         ------
       Income tax expense from continuing operations      $  1.6          $ 16.6        $ 16.8         $ 12.0
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------
   Comprised of:
     Current expense (benefit)                            $ (2.9)         $  6.2        $ 15.0         $  9.9
     Deferred expense                                        4.5            10.4           1.8            2.1
                                                          ------          ------        ------         ------
       Income tax expense from continuing operations         1.6            16.6          16.8           12.0

       Income tax expense (benefit) from
        discontinued operations                               -             (1.8)        (13.1)           3.6
                                                          ------          ------        ------         ------
       Total income tax expense                           $  1.6          $ 14.8        $  3.7         $ 15.6
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

     At December 31, 1997, WNIC had capital loss carryforwards for tax return purposes of $7.6 million, which will begin to expire in 2000. For financial reporting purposes, a valuation allowance has been recognized to offset the deferred tax assets related to those carryforwards, investment loss reserves, and other capital loss-related deferred tax assets not expected to be realized. The valuation allowance decreased by $4.9 million in 1997 and increased by $2.7 million in 1996.

     Prior to 1984, the Company was required to accumulate certain untaxed amounts in a memorandum "policyholders' surplus account." Under the Tax Reform Act of 1984, the "policyholders' surplus account" balances were capped at December 31, 1983 and taxed only to the extent distributed to shareholders or when they exceed certain prescribed limits. The Company does not intend to make any taxable distributions or to exceed the prescribed limits in the foreseeable future; therefore, no income tax provision has been made for those purposes. However, if such taxes were assessed, the amount of tax payable would be approximately $19.9 million. At December 31, 1997, the combined "policyholders' surplus account" of the Company approximates $57.0 million.

     Under current and prior law, income of the Company taxed on a current basis is accumulated in a shareholder's surplus account and can be distributed without tax to WNC. At December 31, 1997, this shareholder's surplus was $204.3 million.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     6.  DEFINED BENEFIT AND CONTRIBUTION PLANS

     Retirement Plans

     Prior to the purchase of WNC by Conseco, the Company had three qualified defined contribution retirement plans: a non-contributory money-purchase retirement plan, a non-contributory discretionary profit sharing plan, and a contributory 401(k) plan. The plans cover substantially all employees who have met the prescribed requirements for participation. The Company contribution to the money-purchase retirement plan was 3% of each employee's compensation plus an additional 3% of compensation in excess of the Social Security wage base. The Company contribution to the profit sharing plan was 5% for 1997. Employees may contribute the lessor of $8,500 or 12% of compensation to the 401(k) plan. The Company matched employee contributions dollar for dollar up to a maximum of 3% of compensation. The net pension expense for the defined contribution plans was $0.2 million, $2.2 million, $1.6 million, and $1.2 million for the one month ended December 31, 1997, the eleven months ended November 30, 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively. As a result of the Company's decision to dispose of the health business in 1996, the plans were considered partially terminated under present income tax law. The effect of the partial termination is an accelerated vesting schedule which vests at 100% those employees who leave the Company under certain conditions on or after August 1, 1996. Active employees who remain with the Company are not 100% vested until they meet the service requirements of the plans.

     As a result of the purchase by Conseco, the plans were modified. The non-contributory money-purchase retirement plan was frozen on December 31, 1997 and will not be replaced for employees working into 1998. The non-contributory discretionary profit sharing plan was frozen on December 31, 1997 and there will not be a payout during 1998. The contributory 401(k) plan will continue, however the eligibility requirements have changed, along with the employer matching contribution. An employee must be employed as of the end of the first quarter of 1998 to receive a matching contribution by Conseco. The new match will be 50 cents on each employee contributed dollar. The maximum amount eligible for matching is 4% of salary, however the maximum amount that an employee may contribute continues at 12% of salary.

     The Company had a non-qualified supplemental retirement plan under which benefits were paid to certain employees equal to the amounts by which the qualified plan benefits were reduced due to provisions of the Internal Revenue Code (IRC). As a result of the purchase by Conseco, the plan assets were distributed to participants in December 1997.

     The Company had two defined benefit retirement plans, the Washington National Retirement Plan ("WNIC Plan") and the United Presidential Corporation Employees' Retirement Plan ("UPI Plan") both of which covered certain grandfathered employees and agents. Benefits were based principally on years of service and compensation. In connection with the Company's disposal of the health business, the WNIC Plan was terminated on October 1, 1996. The Company contributed an additional $3.3 million in 1997. As a result of the sale to Conseco, the plan assets were distributed to participants in September 1997.

     The components of net periodic pension income reported in income for the defined benefit plans are as follows:

                                                        One month    Eleven months
                                                          ended          ended       Year ended    Year ended
                                                       December 31,   November 30,   December 31,  December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                        (Dollars in millions)
     Interest cost on projected benefit obligation        $   -           $  0.2        $  1.8         $  1.7
     Actual return on plan assets                             -             (0.1)         (2.9)          (3.4)
     Net amortization and deferral                            -             (0.1)          0.2            1.1
                                                          ------          ------        ------         ------
          Net periodic pension income                     $   -           $  -          $ (0.9)        $ (0.6)
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

	     Notes to the Consolidated Financial Statements

     The funded status and the amounts reported in WNIC's Consolidated Balance Sheet as part of other liabilities for the defined benefit plans follows:

                                                                                       December 31,
                                                                                 ------------------------
                                                                                   1997           1996
                                                                                   ----           ----
                                                                                   (Dollars in millions)
     Actuarial present value of accumulated benefit obligations:
       Vested                                                                    $   (2.8)     $   (24.0)
       Non-vested                                                                    (0.1)          (0.1)
                                                                                 --------      ---------
          Accumulated benefit obligations                                        $   (2.9)     $   (24.1)

     Projected benefit obligations                                               $   (2.9)     $   (24.1)
     Plan assets at fair value                                                        2.3           24.6
                                                                                 --------      ---------
          Plan assets in excess of (less than) projected benefit obligation      $   (0.6)     $     0.5
                                                                                 --------      ---------
                                                                                 --------      ---------
     Comprised of:
       Prepaid pension cost                                                      $   (0.4)     $     4.4
       Unrecognized actuarial net loss                                               (0.2)          (6.5)
       Unrecognized transition asset                                                  -              2.6
                                                                                 --------      ---------
          Total                                                                  $   (0.6)     $     0.5
                                                                                 --------      ---------
                                                                                 --------      ---------

     In addition, WNIC's Consolidated Balance Sheet for December 31, 1996 included an accrual of $3.5 million for the estimated funding for the termination of the WNIC Plan.

     Plan assets are invested in an annuity. On June 2, 1997, WNC called for the redemption of all the issued and outstanding $2.50 convertible shares of preferred stock. On July 29, 1997, WNC purchased and retired all of the common stock from the WNIC Plan for $11.8 million in connection with the distribution of plan assets to participants. Prior to the abovementioned redemption and repurchase, the WNIC Plan held 415,564 shares of WNC common stock and 17,108 shares of preferred stock at year end December 31, 1996 with a fair value of $12.3 million. No WNC shares were purchased or sold in 1996. Dividends of $0.4 million and $0.5 million were received on the WNC common and preferred stock in 1997 and 1996, respectively.

     The actuarial assumptions used to measure the projected benefit obligations include:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----

     Discount rate                                        7.25%          7.25%          7.00%          7.00%
     Expected rate of return on plan assets               8.00%          8.00%          7.60%          7.60%

     Postretirement Benefit Plan

     In addition to the Company's retirement programs, the Company provides a contributory group life and medical insurance plan to certain eligible retirees and certain grandfathered active employees who have met a combination of age and service requirements (the "Plan"). The Plan pays a stated percentage of most medical expenses, reduced for deductibles and payments made by government programs or other group coverage. Active employees who are not included in the grandfathered group are eligible for $10,000 of life insurance benefits under the Plan after reaching a combination of age and service requirements.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     In 1993, the Company established a Voluntary Employees' Beneficiary Association ("VEBA") trust under section 501(c)(9) of the IRC for the purpose of paying out postretirement benefits to plan participants. Prior to 1997, the VEBA was funded annually, based on the difference between the net periodic postretirement benefit expense as measured by statutory accounting rules and the retiree medical claims incurred during the respective periods, subject to certain IRC limitations. In 1997, as a result of the merger with Conseco, the difference was not funded and retiree expenses are charged directly to the assets of the fund. Assets of the VEBA trust were invested in a short-term government money market fund and corporate demand notes at December 31, 1997. The asset balance of the VEBA was $5.9 million at December 31, 1997.

     The components of net periodic postretirement benefit expense were as follows:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                           (Dollars in millions)
     Interest cost                                        $  0.1          $  1.5        $  1.7         $  1.5
     Service cost                                             -               -             -              -
     Return on plan assets                                    -             (0.3)         (0.2)          (0.2)
     Net amortization and deferral                            -             (0.2)           -             0.1
     Prior service cost due to curtailment                    -             (0.1)           -             0.1
                                                          ------          ------        ------         ------
          Net periodic postretirement benefit expense     $  0.1          $  0.9        $  1.5         $  1.5
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

     The funded status of the Plan and amount recognized in WNIC's Consolidated Balance Sheet as part of other liabilities was as follows:

                                                                                        December 31,
                                                                                  -------------------------
                                                                                      1997          1996
                                                                                      ----          ----
                                                                                    (Dollars in millions)
     Actuarial present value of accumulated benefit obligations:
       Retirees, dependents, and disabled participants                            $  (18.9)     $  (22.0)
       Fully eligible active plan participants                                        (0.1)         (0.7)
       Other active plan participants                                                   -           (0.3)
                                                                                  --------      --------
          Total accumulated postretirement benefit obligation                        (19.0)        (23.0)
     Fair value of plan assets                                                         5.9           6.6
                                                                                  --------      --------
          Accumulated postretirement benefit obligation in excess of plan assets  $  (13.1)     $  (16.4)
                                                                                  --------      --------
                                                                                  --------      --------

     Comprised of:
       Accrued postretirement benefit expense                                     $  (21.5)     $  (21.7)
       Unrecognized actuarial net gain                                                 8.4           5.1
       Unrecognized prior service cost                                                  -            0.2
                                                                                  --------      --------
          Total                                                                   $  (13.1)     $  (16.4)
                                                                                  --------      --------
                                                                                  --------      --------

     The Company's accumulated postretirement benefit obligation is included on the Consolidated Balance Sheet under the caption "other liabilities".

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     The actuarial assumptions used to measure the postretirement benefit obligation include:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
     Weighted-average discount rate                       7.25%          7.25%          7.25%          7.00%
     Weighted-average after-tax expected rate of
       return on plan assets                              4.60%          4.60%          4.60%          4.60%
     Estimated income tax rate                           34.00%         34.00%         34.00%         34.00%

     The health care cost trend rate in 1997 was 11.1% for pre-age 65 and 9.3% for post-age 65 participants, graded evenly to 5.0% in 13 years. The health care cost trend rate assumption has a significant effect on the amounts reported. Increasing the trend rate by 1% per year would increase the accumulated postretirement benefit obligation by $1.5 million at December 31, 1997 and the aggregate of the service and interest cost components of net periodic postretirement benefit expense by $0.1 million in 1997.

     7.  OTHER DISCLOSURES

     Leases

     WNIC has noncancelable operating leases primarily for office space and office equipment, the most significant of which is a twenty-year lease of the Company's home office building with a related party as lessor. Future minimum lease payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year follow:

                                                            December 31,
                                                            ------------
                                                                1997
                                                                ----
                                                       (Dollars in millions)
     1998                                                     $    4.7
     1999                                                          3.8
     2000                                                          3.9
     2001                                                          3.6
     2002                                                          3.6
     Thereafter                                                   41.5
                                                              --------
          Total minimum lease commitments                     $   61.1
                                                              --------
                                                              --------

      As a result of the sale of the Company's health insurance business in 1996 and the acquisition by Conseco, the Company entered into an agreement to sublease its home office building to ACCO, a subsidiary of American Brands. The building was leased from a joint venture partnership in which WNIC has a one-third interest. ACCO took possession of approximately 80% of the building at the beginning of August 1997. The remaining Education business and the administrative support functions occupied the remaining 20% of the building through February 15, 1998. The sublease resulted in the Company recording a $9.1 million charge in the second quarter of 1997 for the difference between the rent expected to be received and the remaining lease obligation on the original lease.

      Rental expenses were $0.2 million, $10.7 million (including the abovementioned $9.1 million charge), $2.7 million, and $3.3 million for the one month ended December 31, 1997, the eleven months ended November 30, 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively.

     Financial Guarantees

     The Company has entered into certain financial guarantees. A financial guarantee is a conditional commitment to guarantee the payment of an obligation by an unrelated entity to a third party and has off-balance sheet risk. The exposure to credit risk is represented by the amount the Company would be required to pay under certain circumstances.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     At December 31, 1997, the Company had two financial guarantees totaling $8.3 million with related letters of credit totaling $2.1 million and a construction completion guarantee. At December 31, 1996, the Company had three financial guarantees totaling $11.5 million with related letters of credit totaling $2.1 million and a construction completion guarantee. The Company feels it has adequate reserves for related potential losses.

     Litigation

     WNIC and certain affiliated companies have been named in various pending legal proceedings considered to be ordinary routine litigation incidental to the business of such companies. A number of other legal actions have been filed which demand compensatory and punitive damages aggregating material dollar amounts. The Company believes that such suits are substantially without merit and that valid defenses exist. The Company's management and its chief legal officer are of the opinion that such litigation will not have a material effect on the Company's results of operations or consolidated financial position.

     In June 1996, the estate of a retired employee filed a lawsuit in the United States District Court for the Northern District of Illinois against the Company, WNC and the three individual trustees of the Washington National Insurance Company Home Office Group Insurance Plan (the "Plan"), and the Plan. The plaintiff, who was subsequently joined by a retired employee of the Company as an additional named plaintiff, purported to represent a class consisting of eligible retirees under the Plan who retired before January 1, 1992.

     This complaint, brought under the Employee Retirement Income Security Act, centers around a January 1992 amendment to the Plan which resulted in a different coordination of benefits with Medicare. Also, at that time the retirees were first required to contribute a portion of their premium, whereas previously the Company paid 100% of retiree medical premiums. Plaintiff sought certification of the class, permanent no-cost retiree medical benefits, an accounting and repayment of premium contributions, attorney fees, costs and expenses, plus other appropriate equitable relief. Plaintiffs utilize several theories of recovery, namely, promissory estoppel, equitable estoppel, negligent misrepresentation, breach of fiduciary duty, and entitlement.

     On July 18, 1997, the court denied plaintiffs motion to certify the proposed class. On July 24, 1997, the Court entered summary judgment for defendants on the negligent misrepresentation, breach of fiduciary duty and entitlement counts. In addition, the Court dismissed the three individual defendants and ruled that plaintiffs were not entitled to a jury trial. Accordingly, all that remains are the two individual plaintiffs' estoppel claims against the Company, WNC, and the Plan.

     The Company, WNC and the Plan believe that valid defenses exist and intend to contest vigorously the remaining allegations made in the complaint.

     Guaranty Fund Assessments

     From time to time, mandatory assessments are levied on WNIC and UPI by life and health guaranty associations of most states in which these subsidiaries are licensed to cover losses to policyholders of insolvent or rehabilitated insurance companies. The associations levy assessments (up to prescribed limits) on all insurers in a particular state in order to pay claims on the basis of the proportionate share of premiums written by insurers in the lines of business in which the insolvent or rehabilitated insurer is engaged. These assessments may be deferred or forgiven in certain states if they would threaten an insurer's financial strength, and in some states, these assessments can be partially recovered through a reduction in future premium taxes. Assessments levied against WNIC and UPI and charged to expense were $0.2 million, $1.2 million, $1.1 million, and $1.9 million for the one month ended December 31, 1997, the eleven months ended November 30, 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively. The Company had accrued liabilities of $4.4 million and $4.5 million for estimated future assessments at December 31, 1997 and 1996, respectively.

     The Company's accounting policy with regard to payments to state guaranty funds is to treat as assets any such payments in those states where current law allows an offset against future premium taxes if the Company expects to utilize the asset. At December 31, 1997 and 1996, other assets included $2.2 million and $2.8 million, respectively, of deferred payments to state guaranty funds. Generally, these amounts will be used to offset future premium tax payments over periods from five to ten years. Under certain circumstances, including changes in state laws and a change in the Company's product mix, such amounts might become unrecoverable.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     Mortgage Payable

     The Company had a mortgage payable of $0.7 million at December 31, 1996 on investment real estate with an interest rate of 6.5% that matured and was paid off in July 1997. The property was pledged as collateral with a carrying value of $6.8 million at December 31, 1996.

     Credit Arrangements

     WNIC has a $10.0 million short-term line of credit available with one bank which is also available to WNC and which was unused at December 31, 1997. The line of credit arrangement is renewable annually, but credit can be withdrawn at the bank's option.

     In addition, WNIC has four letters of credit with varying terms and conditions totaling $2.2 million. As of December 31, 1997, the entire amount was unused.

     8.  OTHER OPERATING DATA

     The changes in the cost of policies purchased were as follows:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                         (Dollars in millions)
  Balance, beginning of period                            $ 26.1          $ 31.4        $ 29.1         $ 45.3
    Adjustment of balance pursuant to
       purchase accounting (See Note 1)                    199.1              -             -              -
    Amortization related to operations:
       Cash flow realized                                   (2.3)           (3.9)         (6.0)          (5.7)
       Interest added                                        1.1             2.3           2.7            2.9
     Effect of fair value adjustment to actively managed
       fixed maturities                                     (5.5)           (3.7)          5.6          (13.4)
                                                          ------          ------        ------         ------
  Balance, end of period                                  $218.5          $ 26.1        $ 31.4         $ 29.1
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 6 percent of the cost of policies purchased balance in 1998, 7 percent in 1999, 7 percent in 2000, 6 percent in 2001, and 7 percent in 2002. The discount rate used to determine the amortization of the cost of policies purchased ranged from 5 percent to 8 percent.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     The changes in the cost of policies produced were as follows:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                          (Dollars in millions)
  Balance, beginning of period                            $203.4          $211.1        $173.2         $219.3
    Adjustment of balance pursuant to
       purchase accounting (See Note 1)                   (203.4)             -             -             -
    Additions                                                2.7            31.3          33.3           31.5
     Amortization related to operations                      -             (22.4)        (19.4)         (20.4)
     Effect of fair value adjustment to actively managed
       fixed maturities                                      -             (16.6)         24.0          (57.2)
                                                          ------          ------        ------         ------
  Balance, end of period                                  $  2.7          $203.4        $211.1         $173.2
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

     Changes in the cost of policies produced excludes $2.0 million and $2.4 million for year ended December 31, 1996 and December 31, 1995, respectively, related to the sale of the health business.

     9.  CONSOLIDATED STATEMENT OF CASH FLOWS

     Supplemental disclosures and non-cash items that are not reflected in the consolidated statement of cash flows were as follows:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                        (Dollars in millions)
  Cash paid during the period for:
     Interest                                             $   -           $   -         $  0.1         $  0.1
     Income taxes                                              -              10.2         10.8           13.0

     Non-cash investing activities totaled $0.1 million, $5.8 million, $8.5 million, $10.7 million for the one month ended December 31, 1997, the eleven months ended November 30, 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively. The non-cash activities consisted of real estate acquired through foreclosure of fixed maturities, and mortgage loans, purchase money mortgages, and venture capital distributions of common stock.

     10.  STATUTORY INFORMATION

     WNIC and UPI prepare statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices currently include state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners' publications. Permitted practices include practices not prescribed, but allowed, by the domiciliary state insurance department. The prescribed and permitted statutory accounting practices differ from GAAP.

     Current statutory practice does not address reserves for certain endowment features of several life insurance products marketed by UPI which uses a practice permitted by its state of domicile and discounts the future benefit using mortality and interest rate assumptions.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     WNIC and UPI reported the following amounts to regulatory agencies:

                                                         December 31,
                                                    ---------------------
                                                        1997      1996
                                                        ----      ----
                                                    (Dollars in millions)
     Statutory capital and surplus                   $  131.8   $ 240.0
     Asset valuation reserve                             19.9      19.0
     Interest maintenance reserve                        19.6      19.2
                                                     --------   -------
          Total                                      $  171.3   $ 278.2
                                                     --------   -------
                                                     --------   -------

     Combined statutory net income of WNIC and UPI was $15.3 million, $19.5 million, and $ 18.3 million in 1997, 1996, and 1995, respectively.

     The amount of dividends available for distribution without prior regulatory approval is limited by regulatory restrictions. This amount is the greater of: (i) 10% of WNIC's and UPI's statutory capital and surplus as of the preceding year end; or (ii) WNIC's statutory net income or UPI's statutory net gain from operations for the preceding year. WNIC is permitted a maximum of $14.0 million in dividend distributions to WNC in 1998 without prior approval of regulatory authorities. However, due to the restrictions on dividends within a twelve month period, the maximum dividend payout may not be made without prior approval until December 6, 1998. UPI is permitted to pay $8.7 million in dividends ($6.2 million to WNIC and $2.5 million to WNC) without prior regulatory approval. WNIC paid dividends of $101.7 million to WNC in 1997, of which $95.0 million was an extraordinary dividend. There were no dividends paid by UPI.

     Statutory accounting practices require that portions of surplus, called the asset valuation reserve ("AVR") and the interest maintenance reserve ("IMR"), be appropriated and reported as liabilities. The purpose of these reserves is to stabilize statutory surplus against fluctuations in the market value of investments. The IMR captures all investment gains and losses on debt instruments resulting from changes in interest rates and provides for subsequent amortization of such amounts into statutory net income on a basis reflecting the remaining life of the assets sold. The AVR captures investment gains and losses related to changes in creditworthiness and are also adjusted each year based on a formula related to the quality and loss experience of the Company's investment portfolio.

     Most states have adopted risk-based capital ("RBC") rules to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The RBC formula is designed as an early warning tool to help state regulators identify possible weakly capitalized companies for the purpose of initiating regulatory action. At December 31, 1997, the ratios of total adjusted capital to RBC, as defined by the rules, for WNIC and UPI were at least three times the level at which regulatory attention is triggered.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements


     11.  SEGMENT INFORMATION

     The Company has three business segments: life insurance, annuity products and other. In addition, prior to the sale of the Company's health business, the Company had three business segments (See Note 12). The other segment includes the Company's specialty health insurance products for educators, investment gains and losses, and operations that do not specifically support the life insurance or annuity product segments. Depreciation expense and capital expenditures are not material. Revenues and pretax income from continuing operations are as follows:

                                                        One month    Eleven months
                                                          ended          ended       Year ended     Year ended
                                                       December 31,   November 30,   December 31,   December 31,
                                                          1997           1997           1996           1995
                                                          ----           ----           ----           ----
                                                                           (Dollars in millions)
     Revenues from continuing operations:
       Life insurance                                     $ 11.7          $125.3        $133.5         $124.6
       Annuity products                                      6.5            84.9         101.1          109.5
       Other                                                 7.9            97.3          93.7           83.2
                                                          ------          ------        ------         ------
          Consolidated total                              $ 26.1          $307.5        $328.3         $317.3
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------
     Pretax income from continuing operations:
       Life insurance                                     $  2.5          $ 21.3        $ 21.0         $ 20.5
       Annuity products                                      0.4            14.9          19.6           13.5
       Other                                                 1.0             4.4           3.8            1.2
                                                          ------          ------        ------         ------
          Consolidated total                              $  3.9          $ 40.6        $ 44.4         $ 35.2
                                                          ------          ------        ------         ------
                                                          ------          ------        ------         ------

     Assets   not  individually  identifiable  by  segment  are  allocated, generally, based on the amount of segment liabilities. Assets by segment are as follows:

                                                        December 31,
                                                   ---------------------
                                                       1997      1996
                                                       ----      ----
                                                   (Dollars in millions)
 Assets:
       Life insurance                               $1,081.9  $1,077.0
       Annuity products                              1,285.4   1,415.5
       Other                                           192.6     153.7
       Discontinued operations                         129.6     220.4
                                                    --------  --------
          Consolidated total                        $2,689.5  $2,866.6
                                                    --------  --------
                                                    --------  --------

     Actuarial estimates are used in determining certain policy liabilities and cost of policies purchased which in turn effect the reported profitability of the segments. Actual results can differ materially from these actuarial estimates. In addition, changes in these estimates, where required, may have a significant effect on reported net income, especially in the year of change.

     The profits of the segments are highly dependent on interest rate spreads, which is the difference between the amount earned on investments and the amount credited to policyholders. Increases in market interest rates could result in the need to credit higher rates to policyholders without a comparable increase in the rate earned on the Company's invested assets; they could also result in customers surrendering their policies to obtain higher rates from other insurance companies or alternative products. Decreases in market interest rates could result in inadequate spreads due to the inability to lower credited rates below certain minimum guarantees as to such rates.

         WASHINGTON NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

             Notes to the Consolidated Financial Statements

     The profitability of most of the Company's products depends on the ability to attract and retain customers at a price level sufficient to cover the various expenses incurred by the Company. The nature of these products is such that customers can in most cases easily transfer to other insurance carriers offering more attractive coverage. The profitability of the products may change over time depending on the degree of competition in the markets for such products.

     12.  DISCONTINUED OPERATIONS

     In 1996, the Company sold its individual health insurance and its group life and health insurance business. The operating results of the Company's sold health insurance business has been reported in the Consolidated Statement of Operations as discontinued operations. As permitted, the Consolidated Balance Sheet has not been segregated between continuing and discontinued operations. At December 31, 1997, the business had remaining assets of approximately $129.6 million consisting primarily of invested assets and $76.0 million of reinsurance recoverables, and liabilities of approximately $129.6 million consisting primarily of policy liabilities.

     Revenues for the discontinued operations were $0.3 million, $46.0 million, $268.7 million, $379.1 million for the one month ended December 31, 1997, the eleven months ended November 30, 1997, the year ended December 31, 1996, and the year ended December 31, 1995, respectively.
1997 results consist of a tax benefit recorded in conjunction with a settlement with the IRS for prior years' returns.

     In 1996, the Company recorded an estimated net loss of $25.1 million, net of a tax credit of $12.5 million. The loss consisted principally of the future operating losses of this business for which the Company remains responsible after the measurement date, employee severance costs, the cost to terminate the Company's defined benefit pension plan, related net asset write-offs, and other related disposal costs net of the anticipated proceeds. The loss is an estimate due to the nature of the transactions and may change in future periods.

The registrant hereby incorporates by reference the May 1, 1998
Scudder Variable Life Investment Fund Prospectus, file number
811-4257, filed with the Commission on April 30, 1998.